UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                November 30, 2004
                               -------------------

                               NL Industries, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       New Jersey                 1-640                    13-5267260
   -------------------      ------------------          -----------------
    (State or other            (Commission               (IRS Employer
    jurisdiction of            File Number)              Identification
    incorporation)                                       No.)

 5430 LBJ Freeway, Suite 1700, Dallas, Texas                75240-2697
----------------------------------------------             ------------
  (Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12  under the  Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to  Rule 14d-2(b) under the
        Exchange Act (17  CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under  the
        Exchange Act (17  CFR  240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

     Effective November 30, 2004, the registrant, Valhi, Inc., a Delaware corporation and a parent of the registrant ("Valhi"), and Contran Corporation, a Delaware corporation and a parent of Valhi ("Contran"), entered into an Amended Tax Agreement (the "Tax Agreement").

     NL and Valhi are eligible to file consolidated returns with Contran for federal income taxes and, subject to certain jurisdictional limitations, eligible to file combined state and local tax returns. The Tax Agreement provides for the allocation of tax liabilities, and the procedures to be followed, with respect to the determination and payment of NL's share of such income tax liabilities. The Tax Agreement is filed as Exhibit 10.1 to this current report.

Item 9.01      Financial Statements and Exhibits.

     (c) Exhibits.

      Item No.   Exhibit Index
     ----------  ---------------------------------------------------------------

       10.1* Amended Tax Agreement dated as of November 30, 2004 among NL Industries, Inc., Valhi, Inc. and Contran Corporation.

---------------
* Filed herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NL Industries, Inc.
                                       (Registrant)




                                       By:    /s/ Gregory M. Swalwell
                                              ----------------------------
                                              Gregory M. Swalwell
                                              Vice President, Finance and
                                              Chief Financial Officer



Date:  December 3, 2004

                                INDEX TO EXHIBITS


     Exhibit No.  Description
     -----------  --------------------------------------------------------------

        10.1* Amended Tax Agreement dated as of November 30, 2004 among NL Industries, Inc., Valhi, Inc. and Contran Corporation.

----------------
*  Filed herewith.